EXHIBIT NO. 99.1(c)
                               MFS SERIES TRUST IX


                           MFS HIGH QUALITY BOND FUND




     Pursuant to Section 9.2(b) of the Amended and Restated Declaration of Trust, dated January 2, 2002, as amended, (the "Declaration"), of MFS Series Trust IX (the "Trust"), the undersigned, constituting a majority of the Trustees of the Trust, do hereby certify that MFS High Quality Bond Fund, a series of the Trust, has been terminated.




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     IN WITNESS  WHEREOF,  the undersigned  have executed this  certificate this
30th day of April, 2002





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JOHN W. BALLEN
--------------------------------------------
John W. Ballen
8 Orchard Road
Southborough MA  01772


LAWRENCE H. COHN
--------------------------------------------
Lawrence H. Cohn
45 Singletree Road
Chestnut Hill MA  02167


SIR J. DAVID GIBBONS
--------------------------------------------
Sir J. David Gibbons
"Leeward"
5 Leeside Drive
"Point Shares"
Pembroke,  Bermuda  HM  05


WILLIAM R. GUTOW
--------------------------------------------
William R. Gutow
3 Rue Dulac
Dallas TX  75230


J. ATWOOD IVES
--------------------------------------------
J. Atwood Ives
17 West Cedar Street
Boston MA  02108


ABBY M. O'NEILL
--------------------------------------------
Abby M. O'Neill
200 Sunset Road
Oyster Bay NY  11771


--------------------------------------------
Kevin R. Parke
33 Liberty Street
Concord MA  01742


LAWRENCE T. PERERA
--------------------------------------------
Lawrence T. Perera
18 Marlborough Street
Boston MA  02116


WILLIAM J. POORVU
--------------------------------------------
William J. Poorvu
975 Memorial Drive  Apt. 710
Cambridge MA  02138


--------------------------------------------
Jeffrey L. Shames
38 Lake Avenue
Newton MA  02459


J. DALE SHERRATT
--------------------------------------------
J. Dale Sherratt
86 Farm Road
Sherborn MA  01770


ELAINE R. SMITH
--------------------------------------------
Elaine R. Smith
75 Scotch Pine Road
Weston MA  02493


WARD SMITH
--------------------------------------------
Ward Smith
36080 Shaker Blvd.
Hunting Valley OH  44022